UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported)
November 2, 2005
US Airways Group, Inc.
(Commission file number: 1-8444)
(Exact Name of Registrant as specified in its charter)

Delaware (State of Incorporation of the Registrant)	US Airways Group, Inc. 54-1194634 (I.R.S. Employer Identification No.)
111 West Rio Salado Parkway, Tempe, Arizona 85281
(Address of principal executive offices)
(480) 693-0800
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On November 2, 2005, the Compensation and Human Resources Committee (the “Committee”) of the Board of Directors of US Airways Group, Inc. (“US Airways Group” or the “Company”) took several actions as part of its review and integration of the historical compensation structures of US Airways Group and America West Holdings Corporation (“America West Holdings”) following the merger. First, upon a review of the compensation of the officers of the Company and its competitors, the Committee set the base salary for the executive officers listed below (the “named executive officers”):
•	Derek J. Kerr, Senior Vice President and Chief Financial Officer: $300,000
•	Alan W. Crellin, Executive Vice President – Operations: $400,000
•	J. Scott Kirby, Executive Vice President – Sales and Marketing: $425,000
•	Jeffrey D. McClelland, Executive Vice President and Chief Administrative Officer: $425,000
•	W. Douglas Parker, Chairman, President and Chief Executive Officer: $550,000.
     The Committee also adopted the historical America West Airlines Performance-Based Award Plan (the “Plan”) as the performance-based plan for the Company, and made the following amendments to the Plan in addition to certain administrative changes to the Plan to reflect its application to the Company as a whole:
•	The Committee added Vice President level employees as eligible participants in the Plan. The Plan previously only included senior vice presidents, executive vice presidents and the chief executive officer. The Committee will continue to select individual participants from the pool of eligible participants.
•	Awards under the Plan are calculated based on total stockholder return (“TSR”) of the Company over a performance cycle or transition performance cycle relative to the TSRs of a pre-defined competitive peer group. The Committee revised the peer group under the Plan to consists of the following companies: AirTran, Alaska, American, ATA Holdings, Continental, Delta, Frontier, Hawaiian, JetBlue, Midwest Express, Northwest, Southwest and United.
•	The Committee revised the award pay-out schedule to reflect the changes described above. Cash awards are paid out as a percentage of base salary based on the Company’s relative TSR rank, provided that the threshold level is reached. The new schedule is as follows:

	Payout as a % of Base Salary
Company TSR Relative Rank	CEO	EVP	SVP	VP
1 of 14 (Maximum)	200%	175%	140%	90%
2 of 14	187.5%	162.5%	128.33%	82.5%
3 of 14	175%	150%	116.67%	75%
4 of 14	162.5%	137.5%	105%	67.5%
5 of 14	150%	125%	93.33%	60%
6 of 14	137.5%	112.5%	81.67%	52.5%
7 of 14 (Target)	125%	100%	70%	45%
8 of 14	108%	86%	60%	38.75%
9 of 14	89%	71%	50%	32.5%
10 of 14	71%	57%	40%	26.25%
11 of 14 (Threshold)	54%	43%	30%	20%
12 of 14	0%	0%	0%	0%
13 of 14	0%	0%	0%	0%
14 of 14	0%	0%	0%	0%
•	The Committee also took action with respect to the performance cycles under the Plan, which typically run for a three-year period beginning on January 1 of a given year and ending December 31 of the second following year. The Committee retained the currently existing performance cycles, which run from January 1, 2003 to December 31, 2005, January 1, 2004 to December 31, 2006 and January 1, 2005 to December 31, 2007. The Committee also set a new performance cycle for all participants which runs from September 27, 2005, the effective date of the merger, to December 31, 2008. In addition, the Committee adopted two transition performance cycles for new participants in the Plan, which run from September 27, 2005 to December 31, 2006 and from September 27, 2005 to December 31, 2007. The awards for the two new transition performance cycles are capped at the target level.
FORWARD-LOOKING STATEMENTS
 Certain of the statements contained herein should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “could,” “should,” and “continue” and similar terms used in connection with statements regarding the outlook of US Airways Group (the “Company”), expected fuel costs, the revenue and pricing environment, and expected financial performance. Such statements include, but are not limited to, statements about the benefits of the business combination transaction involving America West Holdings Corporation and US Airways Group, including future financial and operating results, the combined companies’ plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from these statements. Such risks and uncertainties include, but are not limited to, the following: the ability of the Company to obtain and maintain any necessary financing for operations and other purposes (including compliance with financial covenants); the ability of the Company to maintain adequate liquidity; the impact of changes in fuel prices; the impact of economic conditions; changes in prevailing interest rates; the ability to attract and retain qualified personnel; the ability of the Company to attract and retain customers; the ability of the Company to obtain and maintain commercially reasonable terms with vendors and service providers; the cyclical nature of the airline industry; competitive practices in the industry, including significant fare restructuring activities by major airlines; labor costs; security-related and insurance costs; weather conditions; government legislation and regulation; relations with unionized employees generally and the impact and outcome of the labor negotiations; the impact of global instability including the potential impact of current and future hostilities, terrorist attacks, infectious disease outbreaks or other global events; the impact of the resolution of remaining claims in US Airways Group’s Chapter 11 proceedings; the ability of the Company to fund and execute its business plan following the Chapter 11 proceedings and the merger; and other risks and uncertainties listed from time to time in the companies’ reports to the SEC. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The Company assumes no obligation to publicly update any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Additional factors that may affect the future results of the Company are set forth in the filings of the Company with the SEC, including the Company’s Registration Statement on Form S-1 (File No. 333-126226), which are available at www.usairways.com.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways Group, Inc. (REGISTRANT)
Date: November 8, 2005	By:	/s/ James E. Walsh III
James E. Walsh III
Senior Vice President and General Counsel

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